Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Commitments and Contingent Liabilities [Abstract]
Commitments and contingent liabilities
12.  Commitments and Contingent Liabilities

Leases

The table below depicts future gross minimum rental commitments under our operating leases as of December 31, 2011 (in millions):

Year	Commitment
2012	$51.6
2013	40.0
2014	30.9
2015	25.1
2016	20.3
Thereafter	64.3
Total minimum payments	$232.2

The remaining terms on our operating leases, including probable elections to exercise renewal options, range from one to 37 years.  Total lease and rental expenses for each of the years ended December 31, 2011, 2010 and 2009 were $139.7 million, $64.2 million and $55.2 million, respectively.  The increase in our lease and rental expenses in 2011 compared to 2010 was driven by a $69.7 million increase in expense associated with adjustments to our Pacific operations' rights-of-way liabilities.  For more information about this expense, see Note 16 "Litigation, Environmental and Other Contingencies-Commercial Litigation Matters-Union Pacific Railroad Company Easements."  The amount of capital leases included within "Property, Plant and Equipment, net" in our accompanying consolidated balance sheets as of December 31, 2011 and 2010 are not material to our consolidated balance sheets.

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Directors' Unit Appreciation Rights Plan

On April 1, 2003, KMR's compensation committee established our Directors' Unit Appreciation Rights Plan.  Pursuant to this plan, and on this date of adoption, each of KMR's then three non-employee directors was granted 7,500 common unit appreciation rights.  In addition, 10,000 common unit appreciation rights were granted to each of KMR's then three non-employee directors on January 21, 2004, at the first meeting of the board in 2004.  During the first board meeting of 2005, the plan was terminated and replaced by the Kinder Morgan Energy Partners, L.P. Common Unit Compensation Plan for Non-Employee Directors (discussed following); however, all unexercised awards made under the plan remain outstanding.

Upon the exercise of unit appreciation rights, we will pay, within thirty days of the exercise date, the participant an amount of cash equal to the excess, if any, of the aggregate fair market value of the unit appreciation rights exercised as of the exercise date over the aggregate award price of the rights exercised.  The fair market value of one unit appreciation right as of the exercise date will be equal to the closing price of one common unit on the New York Stock Exchange on that date.  The award price of one unit appreciation right will be equal to the closing price of one common unit on the New York Stock Exchange on the date of grant.  Proceeds, if any, from the exercise of a unit appreciation right granted under the plan will be payable only in cash (that is, no exercise will result in the issuance of additional common units) and will be evidenced by a unit appreciation rights agreement.  All unit appreciation rights granted vest on the six-month anniversary of the date of grant.  If a unit appreciation right is not exercised in the ten year period following the date of grant, the unit appreciation right will expire and not be exercisable after the end of such period.  In addition, if a participant ceases to serve on the board for any reason prior to the vesting date of a unit appreciation right, such unit appreciation right will immediately expire on the date of cessation of service and may not be exercised.

In 2009, Mr. Gaylord's estate exercised his 17,500 unit appreciation rights at an aggregate fair value of $53.75 per unit, and it received a cash amount of $179,275 (Mr. Edward O. Gaylord served as a KMR director until his death on September 28, 2008).  As of December 31, 2010, 17,500 unit appreciation rights had been granted, vested and remained outstanding.  All of these unit appreciation rights were owned by Mr. Waughtal.  In 2011, Mr. Waughtal exercised his 17,500 unit appreciation rights at an aggregate fair value of $81.86 per unit, and he received a cash amount of $671,200.  Accordingly, as of December 31, 2011, no unit appreciation rights remained outstanding.

Kinder Morgan Energy Partners, L.P. Common Unit Compensation Plan for Non-Employee Directors

 On January 18, 2005, KMR's compensation committee established the Kinder Morgan Energy Partners, L.P. Common Unit Compensation Plan.  The plan is administered by KMR's compensation committee and KMR's board has sole discretion to terminate the plan at any time.  The primary purpose of this plan is to promote our interests and the interests of our unitholders by aligning the compensation of the non-employee members of the board of directors of KMR with unitholders' interests.  Further, since KMR's success is dependent on its operation and management of our business and our resulting performance, the plan is expected to align the compensation of the non-employee members of the board with the interests of KMR's shareholders.

The plan recognizes that the compensation to be paid to each non-employee director is fixed by the KMR board, generally annually, and that the compensation is payable in cash.  Pursuant to the plan, in lieu of receiving cash compensation, each non-employee director may elect to receive common units.  Each election is made generally at or around the first board meeting in January of each calendar year and is effective for the entire calendar year.  A non-employee director may make a new election each calendar year.  The total number of common units authorized under this compensation plan is 100,000.

The elections under this plan for 2012, 2011 and 2010 were made effective January 17, 2012, January 18, 2011 and January 20, 2010, respectively.  The elections for 2009 were made effective January 21, 2009 by Messrs. Hultquist and Waughtal, and January 28, 2009 by Mr. Lawrence.

Each annual election is evidenced by an agreement, the Common Unit Compensation Agreement, between us and each non-employee director, and this agreement contains the terms and conditions of each award.  Pursuant to this agreement, all common units issued under this plan are subject to forfeiture restrictions that expire six months from the date of issuance.  Until the forfeiture restrictions lapse, common units issued under the plan may not be sold, assigned, transferred, exchanged, or pledged by a non-employee director.  In the event the director's service as a director of KMR is terminated prior to the lapse of the forfeiture restriction either for cause, or voluntary resignation, each director will, for no consideration, forfeit to us all common units to the extent then subject to the forfeiture restrictions.  Common units with respect to which forfeiture restrictions have lapsed cease to be subject to any forfeiture restrictions, and we will provide each director a certificate representing the units as to which the forfeiture restrictions have lapsed.  In addition,

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each non-employee director has the right to receive distributions with respect to the common units awarded to him under the plan, to vote such common units and to enjoy all other unitholder rights, including during the period prior to the lapse of the forfeiture restrictions.

The number of common units to be issued to a non-employee director electing to receive the cash compensation in the form of common units will equal the amount of such cash compensation awarded, divided by the closing price of the common units on the New York Stock Exchange on the day the cash compensation is awarded (such price, the fair market value), rounded down to the nearest 50 common units.  The common units will be issuable as specified in the Common Unit Compensation Agreement.  A non-employee director electing to receive the cash compensation in the form of common units will receive cash equal to the difference between (i) the cash compensation awarded to such non-employee director and (ii) the number of common units to be issued to such non-employee director multiplied by the fair market value of a common unit.  This cash payment is payable in four equal installments generally around March 31, June 30, September 30 and December 31 of the calendar year in which such cash compensation is awarded.

On January 21, 2009, each of KMR's three non-employee directors (with Mr. Lawrence replacing Mr. Gaylord after Mr. Gaylord's death) was awarded cash compensation of $160,000 for board service during 2009.  Effective January 21, 2009, Mr. Hultquist and Mr. Waughtal elected to receive the full amount of their compensation in the form of cash only.  Effective January 28, 2009, Mr. Lawrence elected to receive compensation of $159,136 in the form of our common units and was issued 3,200 common units.  His remaining compensation ($864) was paid in cash as described above.  No other compensation was paid to the non-employee directors during 2009.

On January 20, 2010, each of KMR's three non-employee directors was awarded cash compensation of $160,000 for board service during 2010.  Effective January 20, 2010, Mr. Hultquist and Mr. Waughtal elected to receive the full amount of their compensation in the form of cash only.  Mr. Lawrence elected to receive compensation of $159,495 in the form of our common units and was issued 2,450 common units.  His remaining compensation ($505) was paid in cash as described above.  No other compensation was paid to the non-employee directors during 2010.

On January 18, 2011, each of KMR's then three non-employee directors was awarded cash compensation of $180,000 for board service during 2011.  Effective January 18, 2011, Mr. Hultquist and Mr. Waughtal elected to receive the full amount of their compensation in the form of cash only.  Mr. Lawrence elected to receive compensation of $176,964 in the form of our common units and was issued 2,450 common units.  On July 20, 2011, Mr. Lawrence resigned from the KMR and Kinder Morgan G.P., Inc. boards of directors and was replaced by Mr. Ted A. Gardner.  Mr. Lawrence received remaining compensation of $1,518 paid in cash during the first half of 2011 (amount equal to one-half of the difference between (i) his total cash compensation award and (ii) the value of cash compensation received in the form of our common units according to the provisions of our Common Unit Compensation Plan for Non-Employee Directors).  Mr. Gardner was awarded cash compensation of $90,000 for board service during 2011, and his compensation was paid in cash as described above.  No other compensation was paid to the non-employee directors during 2011.

On January 17, 2012, each of KMR's three non-employee directors was awarded cash compensation of $180,000 for board service during 2012.  Each of the non-employee directors elected to receive the full amount of their compensation in the form of cash only.  No other compensation will be paid to the non-employee directors during 2012.

Contingent Debt

Our contingent debt disclosures pertain to certain types of guarantees or indemnifications we have made and cover certain types of guarantees included within debt agreements, even if the likelihood of requiring our performance under such guarantee is remote.  As of December 31, 2011, our contingent debt obligations, as well as our obligations with respect to related letters of credit, consisted of the following two items:

Entity	Our Ownership Interest	Investment Type	Total Entity Debt		Our Contingent Share of Entity Debt	(a)
Cortez Pipeline Company(b)	50%	General Partner	$138.5	(c)	$80.0	(d)

Nassau County, Florida Ocean Highway and Port Authority(e)	N/A	N/A	N/A		$16.7	(f)
_________

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(a)	Represents the portion of the entity's debt that we may be responsible for if the entity cannot satisfy its obligations.
(b)
Cortez Pipeline Company is a Texas general partnership that owns and operates a common carrier carbon dioxide pipeline system. The remaining general partner interests are owned by ExxonMobil Cortez Pipeline, Inc., an indirect wholly-owned subsidiary of Exxon Mobil Corporation, and Cortez Vickers Pipeline Company, an indirect subsidiary of M.E. Zuckerman Energy Investors Incorporated.

(c)
Amount consists of (i) $21.4 million aggregate principal amount of Series D notes due May 15, 2013 (interest on the Series D notes is paid annually and based on a fixed interest rate of 7.14% per annum); (ii) $100.0 million of variable rate Series E notes due December 11, 2012 (interest on the Series E notes is paid quarterly and based on an interest rate of three-month LIBOR plus a spread); and (iii) $17.1 million of outstanding borrowings under a $40.0 million committed revolving bank credit facility that is also due December 11, 2012.

(d)
We are severally liable for our percentage ownership share (50%) of the Cortez Pipeline Company debt ($69.3 million).  In addition, as of December 31, 2011, Shell Oil Company shares our several guaranty obligations jointly and severally for $21.4 million of Cortez's debt balance related to the Series D notes; however, we are obligated to indemnify Shell for the liabilities it incurs in connection with such guaranty.  Accordingly, as of December 31, 2011, we have a letter of credit in the amount of $10.7 million issued by JP Morgan Chase, in order to secure our indemnification obligations to Shell for 50% of the Cortez debt balance of $21.4 million related to the Series D notes.

Further, pursuant to a Throughput and Deficiency Agreement, the partners of Cortez Pipeline Company are required to contribute capital to Cortez in the event of a cash deficiency.  The agreement contractually supports the financings of Cortez Capital Corporation, a wholly-owned subsidiary of Cortez Pipeline Company, by obligating the partners of Cortez Pipeline to fund cash deficiencies at Cortez Pipeline, including anticipated deficiencies and cash deficiencies relating to the repayment of principal and interest on the debt of Cortez Capital Corporation.  The partners' respective parent or other companies further severally guarantee the obligations of the Cortez Pipeline owners under this agreement.

(e)	Arose from our Vopak terminal acquisition in July 2001. Nassau County, Florida Ocean Highway and Port Authority is a political subdivision of the state of Florida.
(f)
We have posted a letter of credit as security for borrowings under Adjustable Demand Revenue Bonds issued by the Nassau County, Florida Ocean Highway and Port Authority.  The bonds were issued for the purpose of constructing certain port improvements located in Fernandino Beach, Nassau County, Florida.  Our subsidiary, Nassau Terminals LLC is the operator of the marine port facilities.  The bond indenture is for 30 years and allows the bonds to remain outstanding until December 1, 2020.  Principal payments on the bonds are made on the first of December each year, and corresponding reductions are made to the letter of credit.  As of December 31, 2011, this letter of credit had a face amount of $16.7 million.

On February 25, 2011, Midcontinent Express Pipeline LLC entered into a three-year $75.0 million unsecured revolving bank credit facility that is due February 25, 2014.  This credit facility replaced Midcontinent Express' previous $175.4 million credit facility that was terminated on February 28, 2011, and on this same date, each of its two member owners, including us, were released from their respective debt obligations under the previous guaranty agreements.  Accordingly, we no longer have a contingent debt obligation with respect to Midcontinent Express Pipeline LLC.

On July 28, 2011, Fayetteville Express Pipeline LLC entered into (i) a new unsecured $600.0 million term loan that is due on July 28, 2012, with the ability to extend one additional year; and (ii) a $50.0 million unsecured revolving bank credit facility that is due on July 28, 2015.  These debt instruments replaced Fayetteville Express' $1.1 billion credit facility that was terminated on July 28, 2011, and on this same date, each of its two member owners, including us, were released from their respective debt obligations under the previous guaranty agreements.  Accordingly, we no longer have a contingent debt obligation with respect to Fayetteville Express Pipeline LLC.

For additional information regarding our debt facilities see Note 8 "Debt."